EXHIBIT 10.40

                               TRANSFER AGREEMENT


     TRANSFER AGREEMENT made and entered into as of the 30th day of December, 2002 by and among Arnold Sheiffer ("Transferor"), The Cleveland Clinic Foundation ("Transferee"), North Atlantic Trading Company, Inc., a Delaware corporation (the "Company"), and Thomas F. Helms, Jr. ("Helms").

     WHEREAS, Transferor owns shares of Voting Common Stock, par value $0.01 per share, of the Company ("Company Stock"), and is a party to a certain Exchange and Stockholders' Agreement dated as of June 25, 1997 by and among the Company and the stockholders of the Company party thereto (the "Stockholders' Agreement"); and

     WHEREAS, Transferor desires to transfer 7,000 shares of Common Stock (the "Transferred Shares") to Transferee as a charitable donation (the "Transfer"), subject to the terms and conditions set forth herein; and

     WHEREAS, pursuant to the terms of the Stockholders' Agreement, the Company, acting through its Board of Directors, must approve the Transfer and the Transferee must agree to be bound by the terms and provisions of the Stockholders' Agreement; and

     WHEREAS, to provide for continuity in the management and control of the Company, the Company is willing to approve the Transfer subject to the grant by




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Transferee of an irrevocable proxy to vote the Transferred Shares and any shares of Common Stock or other securities received by means of dividend or distribution thereon or in exchange therefor (collectively, the "Securities") to Helms, the Chairman of the Board and Chief Executive Officer of the Company, and subject to the other terms and provisions hereof; and

     WHEREAS, Transferor and the Transferee are willing to effect the Transfer subject to the terms and provisions hereof.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Stockholders' Agreement. Transferor hereby agrees to become bound by and all the terms and provisions of the Stockholders' Agreement heretofore applicable to the Transferor as a "Stockholder" thereunder. Transferee hereby expressly acknowledges that the Transferred Shares have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities or "Blue Sky" laws and may not be sold absent an exemption from registration thereunder and unless permitted under the terms of the Stockholders' Agreement.

     2. Grant of Proxy to Vote.

     (a) Transferee hereby constitutes and appoints Helms, the Chairman of the Board and Chief Executive Officer of the Company (and whether or not Helms continues in one or both of such capacities), with full power of substitution, its true and lawful proxy and attorney-in-fact, to vote, or to give a written consent with respect to, all of the Securities with respect to any and all



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matters submitted to a vote of stockholders of the Company (including, without limitation, the election or removal of directors, any amendments to the Company's certificate of incorporation, any merger or consolidation of the Company with or into any other entity and any sale of all or substantially all of the Company's assets). Transferee acknowledges that the proxy granted hereby is coupled with an interest and is irrevocable to the full extent permitted by the General Corporation Law of the State of Delaware. The proxy granted under this Section 2(a) shall continue in full force and effect with respect to any Securities upon any subsequent sale, transfer, assignment or other disposition thereof by Transferee. Transferee agrees that, as a condition precedent to any such subsequent sale, transfer, assignment or other disposition of any of the Securities, the person acquiring such Securities shall agree in writing to be bound by the provisions of this Section 2(a) as and to the extent applicable to Transferee. Subject to Section 2(b) hereof, the vote of any Securities by Helms in accordance with this Section 2(a) shall control in any conflict between the vote of such Securities by Helms and a vote of such Securities by Transferor or Transferee.

     (b) In the event that there shall arise a material conflict of interest with respect to any matter submitted to a vote of stockholders of the Company, which conflict, in the sole judgement of Helms, could materially impair the ability of Helms (or, if another person has been substituted as the lawful proxy and attorney-in-fact of Transferee pursuant to Helms' power of substitution under Section 2(a) hereof, such other person) to act impartially and in the best interests of Transferee, the proxy and voting rights granted pursuant to Section 2(a) hereof shall be exercised with respect to such matter by Transferor on behalf of Transferee, and any action, vote (including by way of written consent) or ratification by Transferor in such capacity shall be conclusive and binding on the parties hereto.




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3. Miscellaneous.

     (a) Amendment. This Agreement shall not be altered, modified or changed except in a writing signed by the parties hereto.

     (b) No Third Party Rights. None of the provisions contained in this Agreement shall be for the benefit of or enforceable by any third parties, including creditors of the Company.

     (c) Severability. In the event any provision of this Agreement is held to be illegal, invalid or unenforceable to any extent, the legality, validity and enforceability of the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect and shall be enforced to the greatest extent permitted by law.

     (d) Binding Agreement. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     (e) Headings. The headings of sections of this Agreement are for convenience only and shall not be considered in construing or interpreting any of the terms and provisions hereof.

     (f) Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

     (g) Entire Agreement. This Agreement, together with the Stockholders' Agreement, contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior writings or agreements with respect to such subject matter.




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     (h) Governing Law; Consent to Jurisdiction and Venue. This Agreement shall be construed according to and governed by the laws of the State of Delaware without regard to principles of conflict of laws. The parties hereby submit to the exclusive jurisdiction and venue of the state courts of New York County, New York and the United States District Court for the Southern District of New York, with respect to any claims or disputes arising out of the rights or obligations of the parties hereunder.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.



                                           /s/ Arnold Sheiffer
                                         ---------------------------------------
                                         Arnold Sheiffer



                                         THE CLEVELAND CLINIC FOUNDATION



                                         By:  /s/ Michael P. O'Boyle
                                            ------------------------------------
                                            Name:  Michael P. O'Boyle
                                            Title: Chief Financial Officer

                                         NORTH ATLANTIC TRADING
                                            COMPANY, INC.



                                         By:  /s/ David Brunson
                                            ------------------------------------
                                            Name:  David Brunson
                                            Title: President



                                              /s/ Thomas F. Helms, Jr.
                                            ------------------------------------
                                            Thomas F. Helms, Jr.




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